January 24, 1996

                  DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                           SUPPLEMENT TO PROSPECTUS
                           DATED OCTOBER 1, 1995
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        The Fund's primary portfolio manager is Joseph P. Darcy. He has held this position since January 17, 1996 and has been employed by The Dreyfus Corporation since May 1994. From October 1989 to May 1994, Mr. Darcy was Vice President and a Portfolio Manager for Merrill Lynch Asset Management.
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